UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2022

Clovis Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35347	90-0475355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Suite 100 Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock par Value $0.001 per Share	CLVS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On June 6, 2022, Clovis Oncology, Inc. (the “Company”) filed with the Secretary of State of Delaware a Certificate of Correction to Amended and Restated Certificate of Incorporation (the “Certificate of Correction”). The Certificate of Correction was filed to correct a scrivener’s error in the Company’s Amended and Restated Certificate of Incorporation filed on November 21, 2011 in connection with the Company’s initial public offering (the “Restated Certificate”). Specifically, the Restated Certificate erroneously omitted a provision that the Company had previously authorized, and that was included in its original certificate of incorporation and also described as included in the Restated Certificate in the Company’s registration statement filed with the Securities and Exchange Commission in connection with the Company’s initial public offering and in subsequent filings, that protects each of the Company’s directors, to the fullest extent permitted by the Delaware General Corporation Law, from personal liability to the Company and its stockholders for monetary damages under Section 102(b)(7) of the Delaware General Corporation Law. The Certificate of Correction reinstates this provision. Pursuant to Section 103(f) of the Delaware General Corporation Law, the correction was effective as of November 21, 2011. The foregoing description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Correction to Amended and Restated Certificate of Incorporation, filed with the Secretary of State of Delaware on June 6, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOVIS ONCOLOGY, INC.

June 9, 2022	By:	/s/ Paul Gross
	Name:	Paul Gross
	Title:	Executive Vice President and General Counsel